UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: November 22, 2021
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

Oregon	001-34624	93-1261319
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One SW Columbia, Suite 1200
Portland, Oregon 97204
(address of Principal Executive Offices)(Zip Code)

(503) 727-4100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE
Common Stock	UMPQ	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Item 8.01	Other Events

In the first quarter of 2021, Umpqua Holdings Corporation (the "Company") realigned its operating segments based on changes in management's focus and the Company's internal reporting structure. Management periodically updates the allocation methods and assumptions within the current segment structure. The Company began reporting two segments (Core Banking and Mortgage Banking) in its financial statements included in the Form 10-Q for the quarter ended March 31, 2021. The Company previously reported four segments—Wholesale Bank, Wealth Management, Retail Bank, and Home Lending with the remainder reported as Corporate and other.

The Core Banking segment includes all lines of business, except Mortgage Banking, including wholesale, retail, wealth management, as well as the operations, technology, and administrative functions of Umpqua Bank and the Company. The Mortgage Banking segment includes the revenue earned from the production and sale of residential real estate loans, the servicing income from our serviced loan portfolio, the quarterly changes to the mortgage servicing rights, and the specific expenses that are related to mortgage banking activities including variable commission expenses. Revenue and related expenses related to residential real estate loans held for investment that were previously in the Home Lending segment are included in the Core Banking segment as portfolio loans are an anchor product for the Company's consumer channels and are originated through a variety of channels throughout the Company.

The information presented below is being filed as a result of the retrospective presentation and disclosure requirements for segment disclosures. The Company will be required to reflect these changes in presentation and disclosure for all periods presented in future filings with the SEC.

This information is intended to assist investors in making comparisons of the Company's historical financial information with future financial information. The reported financial information below has been revised to conform to the current presentation.

The summarized information below includes the Company's segment footnote results for the years ended December 31, 2020, 2019, and 2018 with the realigned segment presentation retrospectively applied.

As Recast
	Year Ended December 31, 2020
(in thousands)	Core Banking	Mortgage Banking	Consolidated
Net interest income	$866,996	$15,523	$882,519
Provision for credit losses	204,861	—	204,861
Non-interest income
Residential mortgage banking revenue:
Origination and sale	—	308,219	308,219
Servicing	—	35,706	35,706
Change in fair value of MSR asset:
Changes due to collection/realization of expected cash flows over time	—	(19,680)	(19,680)
Changes due to valuation inputs or assumptions	—	(53,423)	(53,423)
Gain on sale of debt securities, net	190	—	190
Gain on equity securities, net	769	—	769
Loss on swap derivatives, net	(9,409)	—	(9,409)
Non-interest income (excluding above items)	148,884	753	149,637
Total non-interest income	140,434	271,575	412,009
Non-interest expense
Goodwill impairment	1,784,936	—	1,784,936
Exit and disposal costs	2,589	—	2,589
Non-interest expense (excluding above items)	609,497	149,065	758,562
Allocated expenses, net (1)	(11,557)	11,557	—
Total non-interest expense	2,385,465	160,622	2,546,087
(Loss) income before income taxes	(1,582,896)	126,476	(1,456,420)
Provision for income taxes	35,381	31,619	67,000
Net (loss) income	$(1,618,277)	$94,857	$(1,523,420)

Total assets	$28,438,813	$796,362	$29,235,175
Loans held for sale	$78,146	$688,079	$766,225
Total loans and leases	$21,779,367	$—	$21,779,367
Total deposits	$24,200,012	$422,189	$24,622,201
(1) Represents the internal charge of centrally provided support services and other corporate overhead to the Mortgage Banking segment, partially offset by allocations from the Mortgage Banking segment to Core Banking for new portfolio loan originations and portfolio servicing costs.

As Recast
	Year Ended December 31, 2019
(in thousands)	Core Banking	Mortgage Banking	Consolidated
Net interest income	$913,097	$7,537	$920,634
Provision for credit losses	72,515	—	72,515
Non-interest income
Residential mortgage banking revenue:
Origination and sale	—	104,394	104,394
Servicing	—	42,199	42,199
Change in fair value of MSR asset:
Changes due to collection/realization of expected cash flows over time	—	(25,408)	(25,408)
Changes due to valuation inputs or assumptions	—	(19,375)	(19,375)
Loss on sale of debt securities, net	(7,184)	—	(7,184)
Gain on equity securities, net	83,475	—	83,475
Loss on swap derivatives, net	(6,038)	—	(6,038)
Non-interest income (excluding above items)	167,325	436	167,761
Total non-interest income	237,578	102,246	339,824
Non-interest expense
Exit and disposal costs	6,797	—	6,797
Non-interest expense (excluding above items)	606,545	105,698	712,243
Allocated expenses, net (1)	(10,508)	10,508	—
Total non-interest expense	602,834	116,206	719,040
Income (loss) before income taxes	475,326	(6,423)	468,903
Provision for income taxes	116,414	(1,606)	114,808
Net income (loss)	$358,912	$(4,817)	$354,095

Total assets	$28,214,661	$632,148	$28,846,809
Loans held for sale	$—	$513,431	$513,431
Total loans and leases	$21,195,684	$—	$21,195,684
Total deposits	$22,212,584	$268,920	$22,481,504
(1) Represents the internal charge of centrally provided support services and other corporate overhead to the Mortgage Banking segment, partially offset by allocations from the Mortgage Banking segment to Core Banking for new portfolio loan originations and portfolio servicing costs.

As Recast
	Year Ended December 31, 2018
(in thousands)	Core Banking	Mortgage Banking	Consolidated
Net interest income	$922,314	$16,325	$938,639
Provision for credit losses	55,905	—	55,905
Non-interest income
Residential mortgage banking revenue:
Origination and sale	—	88,644	88,644
Servicing	—	42,786	42,786
Change in fair value of MSR asset:
Changes due to collection/realization of expected cash flows over time	—	(24,533)	(24,533)
Changes due to valuation inputs or assumptions	—	11,338	11,338
Gain on sale of debt securities, net	14	—	14
Loss on equity securities, net	(1,484)	—	(1,484)
Loss on swap derivatives, net	(1,362)	—	(1,362)
Non-interest income (excluding above items)	162,711	1,303	164,014
Total non-interest income	159,879	119,538	279,417
Non-interest expense
Exit and disposal costs	6,837	—	6,837
Non-interest expense (excluding above items)	634,847	97,781	732,628
Allocated expenses, net (1)	(14,046)	14,046	—
Total non-interest expense	627,638	111,827	739,465
Income before income taxes	398,650	24,036	422,686
Provision for income taxes	100,414	6,009	106,423
Net income	$298,236	$18,027	$316,263

Total assets	$26,577,703	$362,078	$26,939,781
Loans held for sale	$—	$166,461	$166,461
Total loans and leases	$20,422,666	$—	$20,422,666
Total deposits	$20,931,687	$205,799	$21,137,486
(1) Represents the internal charge of centrally provided support services and other corporate overhead to the Mortgage Banking segment, partially offset by allocations from the Mortgage Banking segment to Core Banking for new portfolio loan originations and portfolio servicing costs.

The following tables summarize the previously reported financial information for the Company's reportable segments for the years ended December 31, 2020, 2019, and 2018:

As Previously Reported
	Year Ended December 31, 2020
(in thousands)	Wholesale Bank	Wealth Management	Retail Bank	Home Lending	Corporate & Other (2)	Consolidated
Net interest income (expense)	$539,454	$23,514	$265,703	$68,994	$(15,146)	$882,519
Provision (recapture) for credit losses	196,363	2,144	6,667	(428)	115	204,861
Non-interest income	49,018	17,305	59,488	271,580	14,618	412,009
Goodwill impairment	1,033,744	—	751,192	—	—	1,784,936
Non-interest expense (excluding goodwill impairment)	249,546	33,748	238,169	180,857	58,831	761,151
(Loss) income before income taxes	(891,181)	4,927	(670,837)	160,145	(59,474)	(1,456,420)
Provision (benefit) for income taxes(1)	40,997	1,232	30,861	40,036	(46,126)	67,000
Net (loss) income	$(932,178)	$3,695	$(701,698)	$120,109	$(13,348)	$(1,523,420)

Notable fair value adjustments included in non-interest income:
Residential mortgage servicing rights	$—	$—	$—	$(73,103)	$—	$(73,103)
Interest rate swaps	$(9,409)	$—	$—	$—	$—	$(9,409)

Total assets	$16,652,657	$833,203	$1,546,243	$4,119,896	$6,083,176	$29,235,175
Total loans and leases	$16,340,002	$813,463	$1,388,752	$3,286,092	$(48,942)	$21,779,367
Total deposits	$5,375,568	$1,296,075	$15,644,208	$431,568	$1,874,782	$24,622,201
(1) The Wholesale Bank and Retail Bank do not have the standard tax rate of 25% allocated in 2020 due to the impact of the goodwill impairment on these reporting units.
(2) The Corporate and Other segment reflects the recording of the deferral of the fees and costs on loans originated during the period, and such fees and costs are reflected within net interest income and non-interest expense, respectively, upon loan origination for the Wholesale Bank, Retail Bank, home Lending, and Wealth Management segments.

As Previously Reported
	Year Ended December 31, 2019
(in thousands)	Wholesale Bank	Wealth Management	Retail Bank	Home Lending	Corporate & Other	Consolidated
Net interest income	$447,449	$23,240	$332,725	$46,603	$70,617	$920,634
Provision for credit losses	65,550	804	3,719	2,033	409	72,515
Non-interest income	65,975	18,658	62,856	102,239	90,096	339,824
Non-interest expense	233,516	36,976	255,632	135,168	57,748	719,040
Income before income taxes	214,358	4,118	136,230	11,641	102,556	468,903
Provision for income taxes	53,589	1,030	34,058	2,910	23,221	114,808
Net income	$160,769	$3,088	$102,172	$8,731	$79,335	$354,095

Notable fair value adjustments included in non-interest income:
Residential mortgage servicing rights	$—	$—	$—	$(44,783)	$—	$(44,783)
Interest rate swaps	$(6,038)	$—	$—	$—	$—	$(6,038)

Total assets	$15,404,164	$710,873	$1,753,682	$4,423,869	$6,554,221	$28,846,809
Total loans and leases	$15,119,857	$693,569	$1,671,472	$3,768,584	$(57,798)	$21,195,684
Total deposits	$4,462,630	$1,221,869	$13,548,089	$279,226	$2,969,690	$22,481,504

As Previously Reported
	Year Ended December 31, 2018
(in thousands)	Wholesale Bank	Wealth Management	Retail Bank	Home Lending	Corporate & Other	Consolidated
Net interest income	$453,291	$24,346	$337,402	$39,897	$83,703	$938,639
Provision (recapture) for loan and lease losses	50,110	1,025	3,343	1,628	(201)	55,905
Non-interest income	59,129	19,434	63,429	119,538	17,887	279,417
Non-interest expense	226,758	36,162	272,454	130,384	73,707	739,465
Income before income taxes	235,552	6,593	125,034	27,423	28,084	422,686
Provision for income taxes	59,308	1,648	31,482	6,856	7,129	106,423
Net income	$176,244	$4,945	$93,552	$20,567	$20,955	$316,263

Notable fair value adjustments included in non-interest income:
Residential mortgage servicing rights	$—	$—	$—	$(13,195)	$—	$(13,195)
Interest rate swaps	$(1,362)	$—	$—	$—	$—	$(1,362)

Total assets	$14,973,789	$536,024	$1,962,005	$3,680,005	$5,787,958	$26,939,781
Total loans and leases	$14,770,562	$521,988	$1,881,568	$3,320,634	$(72,086)	$20,422,666
Total deposits	$3,776,049	$1,068,025	$13,016,974	$219,584	$3,056,854	$21,137,486

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION (Registrant)
Dated: November 22, 2021	By:/s/ Andrew H. Ognall Andrew H. Ognall Executive Vice President, General Counsel and Secretary